EXHIBIT 10.91


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                                Thomas F. Reiner
                         c/o Sparta Surgical Corporation
                       7068 Koll Center Parkway, Suite 401
                              Pleasanton, CA 94566


                    WORKING CAPITAL CREDIT FACILITY PROPOSAL


CREDIT FACILITY AMOUNT   -    $200,000

BORROWER                 -    Sparta Surgical Corporation ("Sparta")

LENDER                   -    Thomas F. Reiner, Individually or his Assignee

REPAYMENT                -    The  earlier of a) each  weekly  advance  shall be
                              repaid by Sparta no later than 30 calendar days with accrued interest; b) the Closing of a minimum of $1.0MM equity or debt financing by Sparta; or
                              c) upon demand of Thomas F. Reiner with a five (5) days notice to Sparta. In addition, at the sole option of Thomas F. Reiner any portion of the outstanding amount owed by Sparta shall have a conversion feature whereby Thomas F. Reiner shall have the option to convert all amounts owed under the working capital credit facility into Sparta's common stock at 75% of the average NASDAQ bid price of the common stock during the five (5) trading days preceding the conversion date.

SUBORDINATION            -    Subordinated  to Sparta's  senior  lender-  Finova
                              Capital Corporation with a junior lien on all assets of Sparta Surgical Corporation and Sparta
                              Maxillofacial Products, Inc.

INTEREST                 -    12% per annum, with interest being due and payable
                              on the first day of each month.

WARRANTS                 -    For  the  consideration  of  making  available  to
                              Sparta a Working Capital Credit  Facility,  Sparta
                              agrees to issue and  deliver to Thomas F.  Reiner,
                              to purchase 97,000 Common Stock purchase warrants.
                              The warrants  would be exercisable at any time and
                              from  time to time at an  exercise  price of $1.35
                              each  share,  in whole or in part,  during a seven
                              year period expiring on May 22, 2004. With respect
                              to  the  shares  of  common  stock  issuable  upon
                              exercise  of the  warrant,  Sparta  shall grant to
                              Thomas F.  Reiner one demand and a full  piggyback
                              registration  rights with respect to the shares of
                              common  stock   issuable   upon  exercise  of  the
                              warrant.


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Working Capital Credit Facility Proposal
Page 2


ADVANCE CRITERIA/
PURPOSE                  -    Working  Capital  Credit  Facility  shall  be made
                              available  on an "as needed  basis" which shall be
                              determined  at the sole  discretion  of  Thomas F.
                              Reiner,    President/CEO    of   Sparta   Surgical
                              Corporation   or  his  succesor  in  such  office.
                              Advances  or  borrowing  shall not exceed  $25,000
                              weekly.  Weekly  advances  or  borrowing,  if any,
                              shall  be  used  exclusively  for  payroll,  Storz
                              indebtedness,   inventory   purchases   and   rent
                              payments   to   River   Road   Associates,   Balch
                              Investment and Parkway Properties. Sparta shall issue a Demand Promissory Note for each weekly advances made under the Working Capital Credit
                              Facility.


Agreed and Accepted by Borrower



 /s/ Wm.  Samuel Veazey                                Date:     May 23, 1997
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Wm. Samuel Veazey, Vice President of Finance
and Administration
Sparta Surgical Corporation